Impairments	12 Months Ended
Dec. 31, 2010
IMPAIRMENTS

19. IMPAIRMENT EXPENSE

Asset Impairment

Asset impairment expense for the year ended December 31, 2010 consisted of:

2010
(in millions)
Southland (Huntington Beach)	$200
Tisza II	85
Deepwater	79
Other	27
Total	$391

Southland—In May 2010, the California State Water Board approved a policy to reduce the number of marine animals killed by seawater cooling systems in coastal power plants in California. At that time since the policy required the approval of California's Office of Administrative Law, it was unclear whether the policy would be approved and the exact form the regulations would take. In October 2010, the Office of Administrative Law in California approved the policy that will require the Company to change the process through which it uses ocean water to cool the generation turbines at its Alamitos, Huntington Beach and Redondo Beach (collectively “Southland”) gas-fired generation facilities in California. The policy requires compliance with the new regulations by December 31, 2020. The change in the water cooling process will result in significant future capital expenditures to ensure compliance with the new regulations and the Company determined that an indicator of impairment existed at September 30, 2010. The Company performed an asset impairment test in accordance with the accounting guidance on property, plant and equipment. The asset group was determined to be at the individual plant level and based on the undiscounted cash flow analysis, the Company determined that the Huntington Beach asset group was not recoverable. The fair value of the Huntington Beach asset group was then determined using a discounted cash flow analysis. To assist management in determining the fair value of the asset group, an independent valuation firm was engaged. Cash flow forecasts and the underlying assumptions for the valuation were developed by management. The carrying value of the Huntington Beach plant of $288 million exceeded the fair value of $88 million resulting in the recognition of asset impairment expense of $200 million for the year ended December 31, 2010. The undiscounted cash flows of the Alamitos and Redondo Beach generation facilities exceeded their respective carrying values and resulted in no impairment. Huntington Beach is reported in the North America Generation reportable segment.

Tisza II—During the third quarter of 2010, the Company entered into annual negotiations with the offtaker of its Tisza II generation plant in Hungary. As a result of these preliminary negotiations, as well as the further deterioration of the economic environment in Hungary, the Company determined that an indicator of impairment existed at September 30, 2010. Thus, the Company performed an asset impairment test in accordance with the accounting guidance on property, plant and equipment and determined that based on the undiscounted cash flow analysis, the carrying amount of the Tisza II asset group was not recoverable. The fair value of the asset group was then determined using a discounted cash flow analysis. The carrying value of the Tisza II asset group of $160 million exceeded the fair value of $75 million resulting in the recognition of asset impairment expense of $85 million during the year ended December 31, 2010. Tisza II is reported in the Europe Generation reportable segment.

Deepwater—In March 2010, Deepwater, our 160 MW petcoke-fired merchant power plant located in Texas, experienced deteriorating market conditions due to increasing petcoke prices and diminishing power prices. As a result, Deepwater incurred an operating loss for the period and forecasted short term losses. These conditions gradually worsened in the second quarter of 2010 and management determined it could not operate the plant at certain times during the year without generating negative operating margin.

As the contraction of energy margin continued in the second quarter of 2010, management determined the collective events to be an indicator of impairment and performed an impairment evaluation of Deepwater's goodwill and recoverability test for the long-lived asset group. Based on the results of these tests in the second quarter of 2010, management concluded no impairment was necessary. In the third quarter of 2010, these downward trends continued and management, after determining that there was an indicator of impairment, performed another impairment evaluation of Deepwater's goodwill and recoverability test of the long-lived asset group. The results in the third quarter indicated no impairment was necessary for the asset group, but the goodwill associated with the reporting unit was deemed to be impaired and the $18 million goodwill balance was written off during the quarter ended September 30, 2010.

In the fourth quarter of 2010, further adverse trends in energy and pet coke pricing curves were observed in management's review of external market analyses. The most significant impact on the forecasted energy prices reviewed by management in November 2010 related to the general external market consensus that Federal CO2 cap and trade legislation was less likely, resulting in a drop in long-term energy price projections. At that time, Deepwater's revised forecasts indicated that Deepwater would have operating losses which would extend beyond 2020 and negative cash flows through 2019. Management concluded that, on an undiscounted cash flow basis, the carrying amount of the asset group was no longer recoverable. To measure the amount of impairment loss, management was required to determine the fair value of the asset group. To this end, an independent valuation firm was engaged to assist management in its estimation of fair value. Cash flow forecasts and the underlying assumptions for the valuation were developed by management. In determining the fair value of the asset group, all three valuation approaches described by the fair value measurement accounting guidance were considered. The fair value under the income approach was considered most appropriate. On that basis, the carrying value of the asset group was determined to be impaired and $79 million of impairment expense was recognized in the fourth quarter of 2010. Deepwater is reported in the North America Generation reportable segment.

Asset impairment expense for the year ended December 31, 2009 consisted of:

2009
(in millions)
Piabanha	$11
Other	9
Total	$20

During the fourth quarter of 2009, the Company recognized a pre-tax long-lived asset impairment charge of $11 million related to the Company's Piabanha hydro project in Brazil. The Company determined that the carrying value exceeded the future discounted cash flows and abandoned the project. Piabanha is reported in the Company's Latin America Generation segment.

Asset impairment expense for the year ended December 31, 2008 consisted of:

2008
(in millions)
LNG projects in North America	$67
Uruguaiana	36
South African peakers	31
Hefei	18
Other	23
Total	$175

In the fourth quarter of 2008 and in response to the financial market crisis, the Company reviewed and prioritized projects in the development pipeline. From this review, the Company determined that the carrying value exceeded the future discounted cash flows for certain projects. In accordance with the accounting standards for the impairment or disposal of long-lived assets, the Company recorded a total pre-tax impairment charge of $75 million ($34 million, net of noncontrolling interests and income taxes) related to two liquefied natural gas projects in North America and a non-power development project at one of our facilities in North America. These projects were reported in the North America Generation segment.

Following an initial impairment charge in the fourth quarter of 2007 at Uruguaiana, there were impairment charges of $36 million recognized during the first three quarters of 2008. The impairment was triggered by a combination of gas curtailments and increases in the spot market price of energy in 2007 that continued in 2008. The additional impairment charges in 2008 were primarily due to fixed asset purchase agreements in place. Uruguaiana is a thermoelectric generation plant located in Brazil and reported in the Latin America Generation segment.

The Company recognized impairment charges totaling $31 million related to a project in South Africa the Company withdrew from during the first quarter of 2008. These represented project development costs and an impairment of turbine deposits related to the project. All costs capitalized and incurred on the project have been written off as no future benefit is expected from these assets. This project was reported in “Corporate and Other.”

The Anhui Development and Reform commission issued notice to our Hefei plant in China, in March 2007 as a result of the 2007 State Council's decision to shut down smaller, inefficient and potentially polluting generation units nationwide. A settlement agreement was signed March 30, 2008 to end the contractual PPA arrangement. In accordance with the accounting standards for goodwill and other intangible assets, management concluded that the assets were impaired in March 2008, since the long-lived asset group would be sold or otherwise disposed of significantly before the end of its previously estimated life. As a result, impairment charges of $18 million were recognized associated with the settlement agreement to shut down the Hefei plant, which is reported in the Asia Generation segment.

Other Impairments

In addition to the asset impairment expense discussed above, other-than-temporary impairments of cost method investments of $1 million, $12 million and $15 million were recorded in the years ended December 31, 2010, 2009 and 2008, respectively. The impairment charges in 2009 and 2008 primarily related to the Company's investment in a company developing a commercial facility for a “blue gas” (coal to gas) technology project. The Company accounted for the investment in convertible preferred shares under the cost method of accounting. During the fourth quarter of 2008, the market value of the shares materially declined due to downward trends in the capital markets and management concluded that the decline was other-than-temporary and recorded an impairment charge of $10 million. In 2009, this investment was determined to be further impaired and an additional $10 million other-than-temporary impairment charge, representing the remaining value of the shares, was recognized.